Revenues	12 Months Ended
Dec. 31, 2024
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Revenues
Note 3: Revenues
Revenues by type and geography
The following tables disaggregate revenues by type and geography and reconcile them to reportable segments (see note 4).

Revenues by type	Legal Professionals		Corporates		Tax & Accounting Professionals		Reuters News		Global Print		Eliminations/ Rounding		Total

Year ended December 31,	2024	2023	2024	2023	2024	2023	2024	2023	2024	2023	2024	2023	2024	2023
Recurring	2,828	2,674	1,543	1,373	867	808	668	625	-	-	(24)	(22)	5,882	5,458
Transactions	94	133	301	247	298	250	164	144	-	-	-	-	857	774
Global Print	-	-	-	-	-	-	-	-	519	562	-	-	519	562
Total	2,922	2,807	1,844	1,620	1,165	1,058	832	769	519	562	(24)	(22)	7,258	6,794

Revenues by geography (1)	Legal Professionals		Corporates		Tax & Accounting Professionals		Reuters News		Global Print		Eliminations/ Rounding		Total

Year ended December 31,	2024	2023	2024	2023	2024	2023	2024	2023	2024	2023	2024	2023	2024	2023
U.S.	2,352	2,282	1,431	1,314	926	840	219	173	400	420	(24)	(22)	5,304	5,007
Canada (country of domicile)	103	82	14	12	38	37	6	7	44	65	-	-	205	203
Other	31	28	85	79	155	135	9	9	12	13	-	-	292	264
Americas (North America, Latin America, South America)	2,486	2,392	1,530	1,405	1,119	1,012	234	189	456	498	(24)	(22)	5,801	5,474
U.K.	272	262	141	118	25	23	425	409	35	36	-	-	898	848
Other	43	40	120	49	4	6	121	117	6	6	-	-	294	218
EMEA (Europe, Middle East and Africa)	315	302	261	167	29	29	546	526	41	42	-	-	1,192	1,066
Asia Pacific	121	113	53	48	17	17	52	54	22	22	-	-	265	254
Total	2,922	2,807	1,844	1,620	1,165	1,058	832	769	519	562	(24)	(22)	7,258	6,794

(1)
Revenues by geography are based on the location of the customer. Revenues from the Reuters News agreement with LSEG’s Data & Analytics business, the Company’s largest customer, are included in the U.K.

Contract liabilities

	December 31,
	2024	2023	2022
Deferred revenue	1,062	992	886
Deferred revenue as of December 31, 2024 increased compared to the balance as of December 31, 2023 as cash payments received or due in advance of satisfying performance obligations exceeded $955 million of revenues recognized from the deferred revenue balance at the beginning of the period.
Deferred revenue as of December 31, 2023 increased compared to the balance as of December 31, 2022 as cash payments received or due in advance of satisfying performance obligations exceeded $838 million of revenues recognized from the deferred revenue balance at the beginning of the period.
Costs to obtain a contract
Amortization of deferred commissions was $142 million and $157 million for the years ended December 31, 2024 and 2023, respectively, and was recorded within “Operating expenses” in the consolidated income statement.
Remaining performance obligations
As of December 31, 2024, remaining performance obligations were $18.0 billion (2023 - $17.1 billion), including the portion recorded as deferred revenue. The Company expects to recognize these revenues as follows:

	December 31,
	2024	2023
1 year	27%	26%
Between 1 and 2 years	14%	13%
Between 2 and 3 years	9%	8%
Later than 3 years	50%	53%
The remaining performance obligations later than three years largely relates to an agreement between Reuters News and LSEG’s Data & Analytics business pursuant to which Reuters News supplies news and information services to LSEG for a minimum amount of revenue through October 1, 2048. In 2024, the Company recorded $
384 million (2023 - $368 million) of revenues under this agreement, which represent the current minimum annual value. However, these revenues may increase further as the contract requires adjustments related to changes in the consumer price index and foreign exchange rates. As permitted by IFRS 15,
Revenue from Contracts with Customers
, the
Company
excluded performance obligations for contracts with an original expected duration of less than one year from its disclosure.